                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 July 22, 1998
                                 -------------
               Date of Report (Date of earliest event reported)

                                Comdisco, Inc.
                      ----------------------------------
            (Exact name of registrant as specified in its charter)

       Delaware                    1-7725                 36-2687938
  ------------------          ----------------       --------------------
  (State of incorporation)    (Commission            (IRS Employer
                                 File No.)            Identification No.)

                6111 North River Road, Rosemont, Illinois 60018
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             (Address of principal executive offices) (Zip code)

                                (847) 698-3000
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              Registrant's telephone number, including area code
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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Underwriting Agreement dated July 22, 1998 by and among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BancAmerica Robertson Stephens, Bear, Stearns & Co. Inc., Citicorp Securities, Inc. and Warburg Dillon Read LLC, as Underwriters,

     1.2 Terms Agreement dated July 22, 1998 by and among the Company and the Underwriters.

     4.1 Form of Specimen Global MOPPRS relating to the Company's 6.13% MandatOry Par Put Remarketed Securities(SM) ("MOPPRS(SM)") Due August 1, 2006.

     4.2 Form of Specimen Definitive MOPPRS relating to the Company's 6.13% MandatOry Par Put Remarketed SecuritiesSM ("MOPPRS(SM)") Due August 1, 2006.

     5. Opinion of Jeremiah M. Fitzgerald, Esq., Vice President and General Counsel of the Registrant relating to the legality of the Company's 6.13% MandatOry Par Put Remarketed SecuritiesSM ("MOPPRS(SM)") Due August 1, 2006.


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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMDISCO, INC.


Date:  July 24, 1998                By: /s/ Jeremiah M. Fitzgerald
                                       -----------------------------------------
                                          Jeremiah M. Fitzgerald, Vice President
                                          and General Counsel




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